WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 21, 1997

                          Morgan Stanley Capital I Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     033-46723                   13-3291626
(State or Other Jurisdiction   (Commission Filer Number)       (IRS Employer
 of Incorporation)                                           Identification No.)


1585 Broadway, 37th Floor, New York, New York        10036
(Address of Registrant's Executive Offices)        (Zip Code)
Registrant's telephone number, including area code: (212) 761-4000

            The Exhibit Index is located on page 5 of this Form 8-K.

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  Not Applicable.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable.

ITEM 5.           OTHER EVENTS

                  The Registrant files the exhibits described in Item 7(c) below and incorporates such exhibits by reference into its
                  Registration   Statement   on  Form  S-3   (Registration   No.
                  033-46723).

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not Applicable.



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



ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AN
                  EXHIBITS

                  (a)      Financial Statements of Business Acquired

                           Not applicable.

                  (b)      Pro Forma Financial Information

                           Not applicable.

                  (c)      Exhibits


                              Exhibit No.
                             of Item 601 of
Exhibit No.                  Regulation 5-K                Description
-----------                  --------------                -----------

5.3                                 5                   Opinion of Sidley &
                                                        Austin with respect
                                                        to the Certificates.

8.3                                 8                   Opinion of Sidley &
                                                        Austin with respect
                                                        to certain tax
                                                        matters.

23.3                                23                  Consent of Sidley &
                                                        Austin (included in
                                                        Exhibits 5.3 and
                                                        8.3)

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not applicable.

ITEM 9.           SALE OF EQUITY SECURITIES PURSUANT TO REGULATIONS

                  Not applicable.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                                MORGAN STANLEY CAPITAL I INC.


Dated:   March 21, 1997                         By: /s/ David R. Warren
                                                -----------------------
                                                Name:    David R. Warren
                                                Title:   President



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



                                  EXHIBIT INDEX


                  Exhibit No.
                  of Item 601 of
Exhibit No.       Regulation 5-K            Description                   Page
-----------       --------------            -----------                   ----

5.3                    5            Opinion of Sidley & Austin with         *
                                    respect to the Certificates.

8.3                    8            Opinion of Sidley & Austin with         **
                                    respect to certain tax matters.

23.3                   23           Consent of Sidley & Austin              **
                                    (included in Exhibits 5.3 and 8.3)

*    Immediately follows this Exhibit Index.
**   Immediately follows the preceding Exhibit.





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